      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                              OF Z-AXIS CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350

I certify that, to the best of my knowledge and belief,  the Quarterly Report on
Form 10-QSB of Z-Axis Corporation for the period ended December 31, 2002:

1.   complies with the  requirements of Section 13(a) or 15(d) of the Securities
     Exchange Act of 1934; and,

2.   the information  contained in the Report fairly  presents,  in all material respects,  the  financial  condition  and results of  operations  of Z-Axis
     Corporation.

Dated:  February 14, 2003

/s/ Alan Treibitz
------------------------
Alan Treibitz
Chief Executive Officer